Waldorf Astoria Orlando Parc 55 San Francisco, a Hilton Hotel Hilton Hawaiian Village Waikiki Beach Resort June 30, 2018 Second Quarter 2018 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 54 premium-branded hotels and resorts with over 32,000 rooms, a majority of which are located in prime U.S. markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated acquisitions and dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 17 21 32 34 36 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Consolidated Balance Sheets (unaudited, in millions, except share and per share data)June 30, 2018December 31, 2017ASSETSProperty and equipment, net $7,999 $8,311 Assets held for sale, net — 37 Investments in affiliates 56 84 Goodwill 607 606 Intangibles, net 27 41 Cash and cash equivalents 421 364 Restricted cash 17 15 Accounts receivable, net 180 125 Prepaid expenses 46 48 Other assets 98 83 TOTAL ASSETS $9,451 $9,714 LIABILITIES AND EQUITYLiabilitiesDebt $2,947 $2,961 Accounts payable and accrued expenses 181 215 Due to hotel manager 107 141 Due to Hilton Grand Vacations 138 138 Deferred income tax liabilities 36 65 Other liabilities 285 232 Total liabilities 3,694 3,752 Stockholders' Equity“ Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 201,253,015 shares issued and 201,178,717 shares outstanding as of June 30, 2018 and 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017" 2 2 Additional paid-in capital 3,581 3,825 Retained earnings 2,231 2,229 Accumulated other comprehensive loss (8) (45)Total stockholders' equity 5,806 6,011 Noncontrolling interests (49) (49)Total equity 5,757 5,962 TOTAL LIABILITIES AND EQUITY $9,451 $9,714

Financial Statements (cont’d) Condensed Consolidated Statements of Operations Three Months Ended Six Months Ended(unaudited, in millions, except per share data)June 30,June 30,2018201720182017RevenuesRooms $451 $469 $869 $901 Food and beverage 205 200 388 392 Ancillary hotel 58 48 108 95 Other 17 16 34 29 Total revenues 731 733 1,399 1,417 Operating expenses Rooms 112 118 224 231 Food and beverage 131 132 257 263 Other departmental and support 155 166 311 330 Other property-level 50 51 103 102 Management and franchise fees 39 39 72 73 Depreciation and amortization 69 73 139 143 Corporate general and administrative 15 16 31 30 Other 18 15 35 28 Total expenses 589 610 1,172 1,200 Gain on sales of assets, net 7 — 96 — Operating income 149 123 323 217 Interest income 1 1 2 1 Interest expense (31) (31) (62) (61)Equity in earnings from investments in affiliates 8 8 12 12 Loss on foreign currency transactions (4) (4) (3) (3)Other gain (loss), net 108 (1) 108 (1)Income before income taxes 231 96 380 165 Income tax (expense) benefit (13) 19 (13) 2,300 Net income 218 115 367 2,465 Net income attributable to noncontrolling interests (2) (3) (1) (3)Net income attributable to stockholders $216 $112 $366 $2,462 Earnings per share: Earnings per share - Basic $1.07 $0.52 $1.77 $11.79 Earnings per share - Diluted $1.07 $0.52 $1.77 $11.48 Weighted average shares outstanding - Basic 200 214 205 208 Weighted average shares outstanding - Diluted 201 215 206 214 Dividends declared per common share $0.88 $0.43 $1.31 $0.86

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort

Non-GAAP Financial Measures EBITDA and Adjusted EBITDA (1)Included in other gain (loss), net. Three Months Ended Six Months Ended(unaudited, in millions)June 30,June 30,2018201720182017Net income $218 $115 $367 $2,465 Depreciation and amortization expense 69 73 139 143 Interest income (1) (1) (2) (1)Interest expense 31 31 62 61 Income tax expense (benefit) 13 (19) 13 (2,300)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 5 7 12 12 EBITDA 335 206 591 380 Gain on sales of assets, net (7) — (96) — Gain on sale of investments in affiliates(1) (108) — (108) — Loss on foreign currency transactions 4 4 3 3 Transition expense — 1 2 2 Severance expense 1 — 1 — Share-based compensation expense 4 4 8 7 Other items (1) 2 1 2 Adjusted EBITDA $228 $217 $402 $394

Non-GAAP Financial Measures (cont’d) Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin Three Months Ended Six Months Ended(unaudited, dollars in millions)June 30,June 30,2018201720182017Adjusted EBITDA $228 $217 $402 $394 Less: Adjusted EBITDA from investments in affiliates 14 15 26 24 Less: All other(1) (14) (11) (26) (23)Hotel Adjusted EBITDA 228 213 402 393 Less: Adjusted EBITDA from non-comparable hotels 13 20 28 41 Comparable Hotel Adjusted EBITDA $215 $193 $374 $352 (1) Includes other revenue and other expense, non-income taxes on REIT leases included in other property-level expense and corporate general and administrative expense. Three Months Ended Six Months Ended June 30,June 30,2018201720182017Total Revenues $731 $733 $1,399 $1,417 Less: Other revenue 17 16 34 29 Less: Revenues from non-comparable hotels(1) 41 83 100 166 Comparable Hotel Revenues $673 $634 $1,265 $1,222 (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels. Three Months Ended Six Months Ended June 30,June 30,20182017Change20182017ChangeComparable Hotel Revenues $673 $634 6.2% $1,265 $1,222 3.5%Comparable Hotel Adjusted EBITDA $215 $193 11.4% $374 $352 6.3%Comparable Hotel Adjusted EBITDA margin31.9%30.4%150 bps29.6%28.8%80 bps

NAREIT FFO and Adjusted FFO (1)Included in other gain (loss), net. (2)The three and six months ended June 30, 2017 includes the income tax benefits from the derecognition of deferred tax liabilities of $24 million and $2,312 million, respectively, associated with Park’s intent to elect REIT status. (3)Per share amounts are calculated based on unrounded numbers. Non-GAAP Financial Measures (cont’d) Three Months Ended Six Months Ended(unaudited, in millions, except per share data)June 30,June 30,2018201720182017Net income attributable to stockholders $216 $112 $366 $2,462 Depreciation and amortization expense 69 73 139 143 "Depreciation and amortization expense attributable to noncontrolling interests" (1) (1) (2) (2)Gain on sales of assets, net (7) — (96) — Gain on sale of investments in affiliates(1) (108) — — — (108) — Equity investment adjustments: — Equity in earnings from investments in affiliates (8) (8) (12) (12)Pro rata FFO of investments in affiliates 10 10 20 18 NAREIT FFO attributable to stockholders 171 186 307 2,609 Loss on foreign currency transactions 4 4 3 3 Transition expense — 1 2 2 Severance expense 1 — — — 1 — — Share-based compensation expense 4 4 8 7 Other items(2) 7 (22) 3 (2,310)Adjusted FFO attributable to stockholders $187 $173 $324 $311 NAREIT FFO per share - Diluted(3) $0.85 $0.87 $1.49 $12.19 Adjusted FFO per share - Diluted(3) $0.93 $0.81 $1.57 $1.45 Weighted average shares outstanding - Diluted 201 215 206 214

Historical Comparable Hotel Metrics Non-GAAP Financial Measures (cont’d) The financial information below is for the 44 comparable hotels owned as of June 30, 2018. (1)Trailing Twelve Months (“TTM”). Three months ended TTM (1)Full Year(unaudited)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Comparable RevPAR$170.97$164.61$165.57$185.58$171.68$169.33Comparable Occupancy83.6%79.1%78.5%86.1%81.8%81.6%Comparable ADR$204.47$208.11$210.83$215.58$209.77$207.54Comparable Hotel Revenues (in millions)$592$604$590$673$2,459$2,415Comparable Hotel Adjusted EBITDA (in millions)$162$166$159$215$702$681Comparable Hotel Adjusted EBITDA margin27.4%27.5%26.9%31.9%28.5%28.2%

Historical Comparable Hotel Adjusted EBITDA Non-GAAP Financial Measures (cont’d) Three Months Ended TTM Full Year(unaudited, dollars in millions)September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Net income $105 $61 $149 $218 $533 $2,631 Depreciation & Amortization 74 71 70 69 284 288 Interest income (1) — (1) (1) (3) (2)Interest expense 32 31 31 31 125 124 Income tax benefit (44) (2) — 13 (33) (2,346)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 6 7 5 24 24 EBITDA 172 167 256 335 930 719 Gain on sales of assets, net — (1) (89) (7) (97) (1)Gain on sale of investments in affiliates(1) — — — (108) (108) — Gain on foreign currency transactions 1 — (1) 4 4 4 Transition expenses 3 4 2 — 9 9 Transaction expenses — 2 — — 2 2 Severance costs — 1 — 1 2 1 Share-based compensation expense 3 4 4 4 15 14 Casualty and impairment loss 2 24 — — 26 26 Other items 2 (21) 2 (1) (18) (17)Adjusted EBITDA 183 180 174 228 765 757 Less: EBITDA from hotels disposed of 11 9 2 — 22 33 Less: Adjusted EBITDA from investments in affiliates 11 10 12 14 47 45 Less: All other(2) (10) (12) (12) (14) (48) (46)Hotel Adjusted EBITDA 171 173 172 228 744 725 Less: Adjusted EBITDA from non-comparable hotels 9 7 13 13 42 44 Comparable Hotel Adjusted EBITDA $162 $166 $159 $215 $702 $681 The financial information below is for the 44 comparable hotels owned as of June 30, 2018. (1) Included in other gain (loss), net. (2) Includes other revenue and other expense, non-income taxes on REIT leases included in other property-level expense and corporate general and administrative expense.

Historical Comparable Hotel Adjusted EBITDA Margin Non-GAAP Financial Measures (cont’d) Three Months Ended TTM Full Year September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Total Revenues $688 $686 $668 $731 $2,773 $2,791 Less: Other revenue 17 17 17 17 68 64 Less: Revenue from hotels disposed of 35 34 17 — 86 131 Less: Revenues from non-comparable hotels(1) 44 31 44 41 160 181 Comparable Hotel Revenues $592 $604 $590 $673 $2,459 $2,415 Three Months Ended TTM Full Year September 30,December 31, March 31, June 30,June 30,December 31, 201720172018201820182017Comparable Hotel Revenues (in millions) $592 $604 $590 $673 $2,459 $2,415 Comparable Hotel Adjusted EBITDA (in millions) $162 $166 $159 $215 $702 $681 Comparable Hotel Adjusted EBITDA margin27.4%27.5%26.9%31.9%28.5%28.2% The financial information below is for the 44 comparable hotels owned as of June 30, 2018. (1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases located at our hotels.

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions)Three Months Ended Six Months Ended June 30,June 30,2018201720182017Corporate general and administrative expenses $15 $16 $31 $30 Less: Share-based compensation expense 4 4 8 7 Transition expense — 1 2 2 Severance expense 1 — 1 — G&A, excluding expenses not included in Adjusted EBITDA $10 $11 $20 $21

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (unaudited, in millions)Three Months Ended Six Months Ended June 30,June 30,2018201720182017Corporate general and administrative expenses $15 $16 $31 $30 Less: Share-based compensation expense 4 4 8 7 Transition expense — 1 2 2 Severance expense 1 — 1 — G&A, excluding expenses not included in Adjusted EBITDA $10 $11 $20 $21(unaudited, in millions)June 30, 2018December 31, 2017Debt $2,947 $2,961 Add: unamortized deferred financing costs 11 12 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,958 2,973 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 234 236 Less: cash and cash equivalents (421) (364)Less: restricted cash (17) (15)Debt, net $2,754 $2,830 Pro-forma Adjusted EBITDA(1) $737 $717 Net debt to Pro-forma Adjusted EBITDA ratio 3.7x 3.9x (1) Pro-forma adjusted EBITDA at June 30, 2018 is presented on a TTM basis (see slide 16). Pro-forma adjusted EBITDA excludes results from the 13 hotels disposed of in 2018.

Non-GAAP Financial Measures (cont’d) Pro-forma TTM Adjusted EBITDA (1)TTM June 30, 2018 is calculated as year ended December 31, 2017 plus the six months ended June 30, 2018 less the six months ended June 30, 2017. (2) Included in other gain (loss), net. Year Ended Six Months Ended TTM(1)(unaudited, in millions)December 31,June 30,June 30,2017201820172018Net income $2,631 $367 $2,465 $533 Depreciation and amortization expense 288 139 143 284 Interest income (2) (2) (1) (3)Interest expense 124 62 61 125 Income tax expense (benefit) (2,346) 13 (2,300) (33)"Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 24 12 12 24 EBITDA 719 591 380 930 Gain on sales of assets, net (1) (96) — (97)Gain on sale of investments in affiliates(2) — (108) — (108)Loss on foreign currency transactions 4 3 3 4 Transition expense 9 2 2 9 Transaction expense 2 — — 2 Severance expense 1 1 — 2 Share-based compensation expense 14 8 7 15 Casualty and impairment loss, net 26 — — 26 Other items (17) 1 2 (18) Adjusted EBITDA 757 402 394 765 Less: Adjusted EBITDA from hotels disposed of 33 2 13 22 Less: Adjusted EBITDA from investments in affiliates disposed of 7 2 3 6 Pro-forma Adjusted EBITDA $717 $398 $378 $737

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2018 Guidance and Assumptions General and administrative expenses are projected to be $44 million, excluding $16 million of non-cash share-based compensation expense, $4 million of transition expense and $1 million of severance expense; Fully diluted weighted average shares are expected to be 203.8 million; Includes $8 million of Adjusted EBITDA from the Caribe Hilton representing a full year of operations, of which $5 million was recognized during the second quarter, for which Park expects to be covered by business interruption insurance resulting from the hotel being closed for most of 2018 following the damage caused by Hurricane Maria; and Excludes potential future acquisitions and dispositions, which could result in a material change to Park’s outlook. (unaudited, dollars in millions, except per share amounts)"2018 Outlook as of August 1, 2018""2018 Outlook as of May 3, 2018"Change at Midpoint Metric Low High Low High Comparable RevPAR Growth2.0%3.0%0.5%2.5%1.0%Net income $465 $493 $336 $369 $127 Net income attributable to stockholders $461 $486 $331 $364 $126 Diluted earnings per share $2.26 $2.38 $1.62 $1.78 $0.62 Adjusted EBITDA $730 $760 $710 $750 $15 Comparable Hotel Adjusted EBITDA margin change0 bps60 bps(70)bps30 bps50 bps Adjusted FFO per share - Diluted $2.84 $2.96 $2.76 $2.92 $0.06

Guidance (cont’d) EBITDA and Adjusted EBITDA (1)Includes loss on foreign currency transactions of $3 million. Year Ending(unaudited, in millions)December 31, 2018Low Case High Case Net income $465 $493 Depreciation and amortization expense 285 285 Interest income (5) (5)Interest expense 126 127 Income tax expense 14 15 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 24 24 EBITDA 909 939 Transition expense 4 4 Severance expense 1 1 Share-based compensation expense 16 16 Gain on sale of assets, net (96) (96)Gain on sale of investments in affiliates (108) (108)Other items (1) 4 4 Adjusted EBITDA $730 $760

Guidance (cont’d) NAREIT FFO and Adjusted FFO (1) Includes loss on foreign currency transactions of $3 million. (2) Per share amounts are calculated based on unrounded numbers. Year Ending(unaudited, in millions except per share data)December 31, 2018Low Case High Case Net income attributable to stockholders $461 $486 Depreciation and amortization expense 285 285 "Depreciation and amortization expense attributable to noncontrolling interests" (4) (4)Gain on sale of assets, net (96) (96)Gain on sale of investments in affiliates (108) (108)Equity investment adjustments: Equity in earnings from investments in affiliates (21) (21)Pro rata FFO of equity investments 36 36 NAREIT FFO attributable to stockholders 553 578 Transition expense 4 4 Severance expense 1 1 Share-based compensation expense 16 16 Other items (1) 4 4 Adjusted FFO attributable to stockholders $578 $603 Adjusted FFO per share - Diluted(2) $2.84 $2.96 Weighted average diluted shares outstanding 203.8 203.8

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport Hilton Santa Barbara Beachfront Resort

Portfolio and Operating Metrics Hotel Portfolio as of June 30, 2018 Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco. Classified as a non-comparable hotel. Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt (in millions) Consolidated Domestic Portfolio Hilton Hawaiian Village Waikiki Beach Resort 2,860 Hawaii 150,000 Fee Simple 100% $1,275 New York Hilton Midtown 1,878 New York 151,000 Fee Simple 100% — Hilton San Francisco Union Square 1,921 Northern CA 130,000 Fee Simple 100% $725 (1) Hilton New Orleans Riverside 1,622 New Orleans 130,000 Fee Simple 100% — Hilton Chicago 1,544 Chicago 234,000 Fee Simple 100% — Hilton Waikoloa Village(2) 1,110 Hawaii 235,000 Fee Simple 100% — Parc 55 San Francisco - a Hilton Hotel 1,024 Northern CA 30,000 Fee Simple 100% — (1) Hilton Orlando Bonnet Creek 1,009 Florida 132,000 Fee Simple 100% — Hilton Chicago O’Hare Airport 860 Chicago 37,000 Leasehold 100% — DoubleTree Hotel Seattle Airport 850 Other U.S. 34,000 Leasehold 100% — Hilton Orlando Lake Buena Vista 814 Florida 78,000 Leasehold 100% — Caribe Hilton(2) 748 Other U.S. 130,000 Fee Simple 100% — DoubleTree Hotel Washington DC – Crystal City 627 Washington, D.C. 31,000 Fee Simple 100% — Hilton Boston Logan Airport 599 Other U.S. 30,000 Leasehold 100% — Pointe Hilton Squaw Peak Resort 563 Other U.S. 49,000 Fee Simple 100% — Hilton Miami Airport 508 Florida 32,000 Fee Simple 100% — Hilton Atlanta Airport 507 Other U.S. 35,000 Fee Simple 100% — DoubleTree Hotel San Jose 505 Northern CA 48,000 Fee Simple 100% — Hilton Salt Lake City Center 499 Other U.S. 24,000 Leasehold 100% — Waldorf Astoria Orlando 502 Florida 42,000 Fee Simple 100% — DoubleTree Hotel Ontario Airport 482 Southern CA 27,000 Fee Simple 67% $30 Hilton McLean Tysons Corner 458 Washington, D.C. 27,000 Fee Simple 100% — Hilton Seattle Airport & Conference Center 396 Other U.S. 40,000 Leasehold 100% — DoubleTree Hotel Spokane City Center 375 Other U.S. 21,000 Fee Simple 10% $12 Hilton Santa Barbara Beachfront Resort 360 Southern CA 40,000 Fee Simple 50% $165 Hilton Oakland Airport 360 Northern CA 16,000 Leasehold 100% — Hilton New Orleans Airport 317 New Orleans 21,000 Fee Simple 100% — Casa Marina, A Waldorf Astoria Resort 311 Florida 23,000 Fee Simple 100% — Hilton Short Hills 314 Other U.S. 14,000 Fee Simple 100% — DoubleTree Hotel San Diego – Mission Valley 300 Southern CA 24,000 Leasehold 100% — Embassy Suites Parsippany 274 Other U.S. 8,000 Fee Simple 100% — Embassy Suites Kansas City Plaza 266 Other U.S. 11,000 Leasehold 100% — Embassy Suites Austin Downtown Town Lake 259 Other U.S. 2,000 Leasehold 100% — DoubleTree Hotel Sonoma Wine Country 245 Northern CA 50,000 Leasehold 100% — Juniper Hotel Cupertino, Curio Collection 224 Northern CA 5,000 Fee Simple 100% — Hilton Chicago/Oak Brook Suites 211 Chicago 3,000 Fee Simple 100% — Embassy Suites Washington DC Georgetown 197 Washington, D.C. 1,000 Fee Simple 100% — Embassy Suites Phoenix Airport 182 Other U.S. 5,000 Leasehold 100% — Hilton Garden Inn LAX/El Segundo 162 Southern CA 3,000 Fee Simple 100% — DoubleTree Hotel Durango 159 Other U.S. 6,000 Leasehold 100% — The Reach, A Waldorf Astoria Resort 150 Florida 15,000 Fee Simple 100% — Hampton Inn & Suites Memphis – Shady Grove 130 Other U.S. 1,000 Fee Simple 100% — Hilton Garden Inn Chicago/Oak Brook Terrace 128 Chicago 2,000 Fee Simple 100% — Total Consolidated Domestic Portfolio 26,810 2,127,000 $2,207

Portfolio and Operating Metrics (cont’d) Hotel Portfolio as of June 30, 2018 (1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis. Hotel Name Rooms Market Meeting Space Ownership Equity Ownership Debt(1) (in millions) Consolidated International Portfolio Hilton São Paulo Morumbi 503 International 15,000 Fee Simple 100% — Hilton Nuremberg Hotel 152 International 12,000 Leasehold 100% — Hilton Sheffield Hotel 128 International 12,000 Leasehold 100% — Total Consolidated International Portfolio 783 39,000 — Total Consolidated Portfolio (46 Hotels) 27,593 2,166,000 $2,207 Unconsolidated Joint Venture Domestic Portfolio Hilton Orlando 1,417 Florida 236,000 Fee Simple 20% $95 Hilton San Diego Bayfront 1,190 Southern CA 165,000 Leasehold 25% $55 Capital Hilton 550 Washington, D.C. 30,000 Fee Simple 25% $24 Hilton La Jolla Torrey Pines 394 Southern CA 41,000 Leasehold 25% $24 Embassy Suites Alexandria Old Town 288 Washington, D.C. 7,000 Fee Simple 50% $26 Embassy Suites Secaucus Meadowlands 261 Other U.S. 1,000 Leasehold 50% — DoubleTree Hotel Las Vegas Airport 190 Other U.S. 3,000 Fee Simple 50% — Total Unconsolidated Joint Venture Domestic Portfolio 4,290 483,000 $224 Unconsolidated Joint Venture International Portfolio Conrad Dublin 192 International 13,000 Fee Simple 48% $10 Total Unconsolidated Joint Venture International Portfolio 192 13,000 $10 Total Unconsolidated Joint Venture Portfolio (8 Hotels) 4,482 496,000 $234 TOTAL PARK HOTELS & RESORTS PORTFOLIO (54 Hotels) 32,075 2,662,000 $2,441

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: Q2 2018 vs. Q2 2017 (1) Calculated based on unrounded numbers. (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms 2Q18 2Q17 Change(1) 2Q18 2Q17 Change 2Q18 2Q17 Change(1) Hawaii 1 2,860 $254.09 $250.44 1.5% 94.8% 93.1% 1.7% pts $240.93 $233.22 3.3% Northern California 6 4,279 245.96 226.73 8.5 90.3 87.2 3.1 222.07 197.67 12.3 Florida 6 3,294 209.78 201.57 4.1 82.2 85.9 (3.7) 172.52 173.18 (0.4) Other 14 5,373 173.24 172.04 0.7 81.8 81.5 0.3 141.63 140.27 1.0 New Orleans 2 1,939 186.63 187.60 (0.5) 82.0 79.2 2.8 153.05 148.60 3.0 Chicago 4 2,743 204.25 195.41 4.5 84.3 80.8 3.5 172.10 157.82 9.0 New York 1 1,878 302.19 297.66 1.5 92.3 89.3 3.0 278.99 265.72 5.0 Southern California 4 1,304 170.81 173.52 (1.6) 85.0 88.9 (3.9) 145.13 154.25 (5.9) Washington, D.C. 3 1,282 202.24 201.45 0.4 89.4 89.9 (0.5) 180.78 181.19 (0.2) Total Domestic 41 24,952 $217.13 $210.58 3.1% 86.4% 85.6% 0.9% pts $187.67 $180.15 4.2% Total International 3 783 $158.74 $150.15 5.7% 75.1% 69.8% 5.3% pts $119.19 $104.83 13.7% All Markets 44 25,735 $215.58 $209.07 3.1% 86.1% 85.1% 1.0% pts $185.58 $177.86 4.3% (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms 2Q18 2Q17 Change(1) 2Q18 2Q17 Change 2Q18 2Q17 Change(1) Resort 9 6,728 $234.34 $229.77 2.0% 85.6% 87.5% (1.9)% pts $200.66 $201.11 (0.2)% Urban 12 10,216 237.39 227.24 4.5 86.2 83.6 2.6 204.59 189.91 7.7 Airport 13 6,355 174.40 170.31 2.4 87.3 86.1 1.2 152.24 146.57 3.9 Suburban 10 2,436 180.35 176.01 2.5 83.8 82.0 1.8 151.11 144.38 4.7 All Types 44 25,735 $215.58 $209.07 3.1% 86.1% 85.1% 1.0% pts $185.58 $177.86 4.3%

Portfolio and Operating Metrics (cont’d) (1) Calculated based on unrounded numbers. Comparable Hotels By Market and Hotel Type: Q2 2018 vs. Q2 2017 (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 2Q18 2Q17 Change(1) 2Q18 2Q17 Change(1) 2Q18 2Q17 Change Hawaii 1 2,860 $40 $37 8.4% $99 $95 4.5% 39.8% 38.4% 140 bps Northern California 6 4,279 37 27 36.0 118 102 15.2 31.3 26.5 480 Florida 6 3,294 35 32 6.9 100 96 4.0 34.8 33.8 100 Other 14 5,373 24 24 1.2 93 93 0.8 26.0 25.9 10 New Orleans 2 1,939 18 17 5.7 44 44 (1.6) 42.3 39.3 300 Chicago 4 2,743 20 18 14.2 68 63 7.8 29.6 28.0 160 New York 1 1,878 20 17 22.0 83 73 14.8 24.4 23.0 140 Southern California 4 1,304 8 9 (10.3) 26 27 (2.5) 30.3 33.0 (270) Washington, D.C. 3 1,282 10 9 7.2 30 29 1.9 34.2 32.5 170 Total Domestic 41 24,952 $212 $190 11.7% $661 $622 6.3% 32.1% 30.6% 150 bps Total International 3 783 $3 $3 13.1% $12 $12 9.1% 20.0% 19.3% 70 bps All Markets 44 25,735 $215 $193 11.7% $673 $634 6.4% 31.9% 30.4% 150 bps (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 2Q18 2Q17 Change(1) 2Q18 2Q17 Change(1) 2Q18 2Q17 Change Resort 9 6,728 $77 $74 4.4% $213 $208 2.7% 36.1% 35.5% 60 bps Urban 12 10,216 90 76 20.1 292 264 10.9 30.8 28.4 240 Airport 13 6,355 36 32 11.5 122 117 4.0 29.5 27.5 200 Suburban 10 2,436 12 11 4.3 46 45 3.1 25.8 25.5 30 All Types 44 25,735 $215 $193 11.7% $673 $634 6.4% 31.9% 30.4% 150 bps

Portfolio and Operating Metrics (cont’d) (1) Calculated based on unrounded numbers. Comparable Hotels By Market and Hotel Type: Q2 YTD 2018 vs. Q2 YTD 2017 (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms 2018 2017 Change(1) 2018 2017 Change 2018 2017 Change(1) Hawaii 1 2,860 $255.43 $252.06 1.3% 94.3% 93.6% 0.7% pts $240.84 $235.88 2.1% Northern California 6 4,279 247.89 239.07 3.7 85.8 83.1 2.7 $212.73 198.57 7.1 Florida 6 3,294 235.66 224.24 5.1 84.3 85.9 (1.6) $198.70 192.65 3.1 Other 14 5,373 168.24 166.83 0.8 79.3 79.4 (0.1) $133.44 132.43 0.8 New Orleans 2 1,939 192.34 192.32 0.0 79.1 77.1 2.0 $152.24 148.32 2.6 Chicago 4 2,743 176.07 172.54 2.0 75.1 72.4 2.7 $132.22 124.97 5.8 New York 1 1,878 276.10 271.24 1.8 83.9 83.3 0.6 $231.58 225.86 2.5 Southern California 4 1,304 164.76 167.14 (1.4) 81.1 85.2 (4.1) $133.57 142.47 (6.3) Washington, D.C. 3 1,282 190.63 192.79 (1.1) 77.9 81.6 (3.7) $148.53 157.38 (5.6) Total Domestic 41 24,952 $214.62 $210.20 2.1% 82.7% 82.3% 0.4% pts $177.47 $172.95 2.6% Total International 3 783 $165.28 $156.63 5.5% 70.7% 67.1% 3.6% pts $116.89 $105.10 11.2% All Markets 44 25,735 $213.33 $208.86 2.1% 82.3% 81.8% 0.5% pts $175.63 $170.89 2.8% (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms 2018 2017 Change(1) 2018 2017 Change 2018 2017 Change(1) Resort 9 6,728 $246.04 $239.52 2.7% 85.8% 87.4% (1.6)% pts $211.08 $209.34 0.8% Urban 12 10,216 228.99 224.48 2.0 79.7 78.3 1.4 182.58 175.80 3.9 Airport 13 6,355 167.40 163.67 2.3 84.3 83.6 0.7 141.18 136.75 3.2 Suburban 10 2,436 176.39 173.55 1.6 78.4 76.6 1.8 138.31 132.97 4.0 All Types 44 25,735 $213.33 $208.86 2.1% 82.3% 81.8% 0.5% pts $175.63 $170.89 2.8%

Portfolio and Operating Metrics (cont’d) (1) Calculated based on unrounded numbers. Comparable Hotels By Market and Hotel Type: Q2 YTD 2018 vs. Q2 YTD 2017 (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 2018 2017 Change(1) 2018 2017 Change(1) 2018 2017 Change Hawaii 1 2,860 $77 $72 6.6% $195 $189 3.3% 39.4% 38.2% 120 bps Northern California 6 4,279 66 57 17.1 224 209 7.1 29.5 27.0 250 Florida 6 3,294 84 75 12.7 217 204 6.3 38.6 36.4 220 Other 14 5,373 41 42 (1.7) 177 177 0.3 23.1 23.6 (50) New Orleans 2 1,939 35 35 0.1 88 89 (1.6) 40.5 39.8 70 Chicago 4 2,743 20 20 (1.8) 107 106 1.1 18.8 19.4 (60) New York 1 1,878 20 18 18.6 137 125 9.4 15.0 13.8 120 Southern California 4 1,304 13 15 (18.9) 47 50 (5.9) 26.1 30.3 (420) Washington, D.C. 3 1,282 13 14 (6.6) 49 50 (3.5) 26.9 27.8 (90) Total Domestic 41 24,952 $369 $348 6.4% $1,241 $1,199 3.4% 29.8% 29.0% 80 bps Total International 3 783 $5 $4 11.7% $24 $23 6.7% 19.3% 18.4% 90 bps All Markets 44 25,735 $374 $352 6.5% $1,265 $1,222 3.5% 29.6% 28.8% 80 bps (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue Comparable Hotel Adjusted EBITDA Margin Hotels Rooms 2018 2017 Change(1) 2018 2017 Change(1) 2018 2017 Change Resort 9 6,728 $163 $154 6.1% $435 $422 3.3% 37.4% 36.4% 100 bps Urban 12 10,216 133 125 7.0 518 496 4.2 25.7 25.1 60 Airport 13 6,355 59 55 5.7 227 222 2.3 25.9 25.1 80 Suburban 10 2,436 19 18 8.4 85 82 3.3 22.7 21.6 110 All Types 44 25,735 $374 $352 6.5% $1,265 $1,222 3.5% 29.6% 28.8% 80 bps

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q2 2018 vs. Q2 2017 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018. (unaudited) ADR Occupancy RevPAR 2Q18 2Q17 Change(1) 2Q18 2Q17 Change 2Q18 2Q17 Change(1) Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $254.09 $250.44 1.5% 94.8% 93.1% 1.7% pts $240.93 $233.22 3.3% 2 New York Hilton Midtown 302.19 297.66 1.5 92.3 89.3 3.0 278.99 265.72 5.0 3 Hilton San Francisco Union Square 261.12 242.36 7.7 89.3 85.6 3.7 233.24 207.56 12.4 4 Hilton Waikoloa Village(2) 226.87 209.74 8.2 69.0 69.8 (0.8) 156.49 146.33 6.9 5 Hilton New Orleans Riverside 197.22 200.31 (1.5) 81.8 78.8 3.0 161.25 157.84 2.2 6 Hilton Chicago 231.50 218.28 6.1 84.5 81.1 3.4 195.53 176.98 10.5 7 Hilton Orlando Bonnet Creek 186.87 174.98 6.8 79.4 86.8 (7.4) 148.40 151.80 (2.2) 8 Parc 55 San Francisco - a Hilton Hotel 260.09 231.75 12.2 93.3 90.2 3.1 242.62 208.94 16.1 9 Waldorf Astoria Orlando 274.97 260.96 5.4 76.3 84.0 (7.7) 209.76 219.09 (4.3) 10 Casa Marina, A Waldorf Astoria Resort 377.99 366.69 3.1 79.4 83.8 (4.4) 300.09 307.44 (2.4) Sub-total Top 10 Hotels $250.76 $240.36 4.3% 86.7% 85.3% 1.4% pts $217.33 $204.97 6.0% Top 11-25 Hotels(3) $190.20 $186.43 2.0% 77.0% 83.6% (6.6)% pts $146.41 $155.77 (6.0)% Sub-total Top 25 Hotels $229.84 $220.67 4.2% 83.1% 84.6% (1.5)% pts $190.89 $186.78 2.2% All Other Consolidated Hotels(3) $161.66 $154.38 4.7% 83.1% 81.3% 1.8% pts $134.33 $125.54 7.0% Total Consolidated Portfolio $215.96 $203.27 6.2% 83.1% 83.7% (0.6)% pts $179.38 $170.23 5.4%

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q2 2018 vs. Q2 2017 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018. (unaudited, dollars in millions) Hotel Adjusted EBITDA Hotel Revenue Hotel Adjusted EBITDA Margin 2Q18 2Q17 Change(1) 2Q18 2Q17 Change(1) 2Q18 2Q17 Change Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $40 $37 8.4% $100 $95 4.5% 39.8% 38.4% 140 bps 2 New York Hilton Midtown 21 17 22.0 84 73 14.8 24.4 23.0 140 3 Hilton San Francisco Union Square 19 13 39.5 60 51 17.8 30.8 26.0 480 4 Hilton Waikoloa Village(2) 8 9 (8.4) 32 34 (5.9) 26.5 27.2 (70) 5 Hilton New Orleans Riverside 17 16 4.8 39 40 (2.6) 42.9 39.9 300 6 Hilton Chicago 14 12 19.9 45 41 10.3 31.3 28.8 250 7 Hilton Orlando Bonnet Creek 14 13 8.3 35 33 5.7 39.8 38.8 100 8 Parc 55 San Francisco - a Hilton Hotel 9 6 41.4 27 23 16.7 33.0 27.2 580 9 Waldorf Astoria Orlando 4 5 (11.4) 18 19 (2.5) 24.2 26.6 (240) 10 Casa Marina, A Waldorf Astoria Resort 5 5 6.1 13 13 4.2 39.4 38.7 70 Sub-total Top 10 Hotels $151 $133 13.3% $453 $422 7.4% 33.2% 31.5% 170 bps Top 11-25 Hotels(3) $53 $48 10.4% $167 $172 (3.1)% 31.8% 27.9% 390 bps Sub-total Top 25 Hotels $204 $181 12.6% $620 $594 4.3% 32.8% 30.4% 240 bps All Other Consolidated Hotels(3) $24 $32 (21.6)% $92 $124 (25.4)% 26.6% 25.3% 130 bps Total Consolidated Portfolio $228 $213 7.5% $712 $718 (0.8)% 32.0% 29.5% 250 bps

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q2 YTD 2018 vs. Q2 YTD 2017 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018. (unaudited) ADR Occupancy Rev PAR 2018 2017 Change(1) 2018 2017 Change 2018 2017 Change(1) Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $255.43 $252.06 1.3% 94.3% 93.6% 0.7% pts $240.84 $235.88 2.1% 2 New York Hilton Midtown 276.10 271.24 1.8 83.9 83.3 0.6 231.58 225.86 2.5 3 Hilton San Francisco Union Square 268.23 261.13 2.7 83.8 80.7 3.1 224.70 210.67 6.7 4 Hilton Waikoloa Village(2) 236.74 221.40 6.9 78.3 77.3 1.0 185.42 171.09 8.4 5 Hilton New Orleans Riverside 203.59 205.27 (0.8) 79.2 76.6 2.6 161.34 157.14 2.7 6 Hilton Chicago 192.81 189.65 1.7 71.7 69.6 2.1 138.25 132.01 4.7 7 Hilton Orlando Bonnet Creek 205.12 190.97 7.4 81.0 86.0 (5.0) 166.18 164.25 1.2 8 Parc 55 San Francisco - a Hilton Hotel 262.71 251.73 4.4 89.6 88.5 1.1 235.43 222.69 5.7 9 Waldorf Astoria Orlando 312.81 289.57 8.0 78.4 81.2 (2.8) 245.11 235.10 4.3 10 Casa Marina, A Waldorf Astoria Resort 418.20 409.78 2.1 84.2 87.0 (2.8) 352.09 356.59 (1.3) Sub-total Top 10 Hotels $249.51 $242.97 2.7% 83.7% 82.8% 0.9% pts $208.81 $201.16 3.8% Top 11-25 Hotels(3) $184.99 $182.61 1.3% 74.5% 81.2% (6.7)% pts $137.86 $148.26 (7.0)% Sub-total Top 25 Hotels $227.18 $220.92 2.8% 80.3% 82.2% (1.9)% pts $182.36 $181.59 0.4% All Other Consolidated Hotels(3) $159.05 $153.46 3.6% 78.1% 77.2% 0.9% pts $124.24 $118.42 4.9% Total Consolidated Portfolio $212.16 $203.51 4.2% 79.8% 80.8% (1.0)% pts $169.27 $164.52 2.9%

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q2 YTD 2018 vs. Q2 YTD 2017 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels due to disruptions in operations (Caribe Hilton) or operations from hotels disposed of in 2018. (unaudited, dollars in millions) Hotel Adjusted EBITDA Hotel Revenue Hotel Adjusted EBITDA Margin 2018 2017 Change(1) 2018 2017 Change(1) 2018 2017 Change Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $77 $72 6.6% $195 $188 3.3% 39.4% 38.2% 120 bps 2 New York Hilton Midtown 20 17 18.6 137 125 9.4 15.0 13.8 120 3 Hilton San Francisco Union Square 34 29 15.0 114 107 6.7 29.3 27.2 210 4 Hilton Waikoloa Village(2) 22 22 (0.5) 72 74 (2.4) 30.9 30.3 60 5 Hilton New Orleans Riverside 33 33 (0.5) 80 81 (2.1) 41.0 40.4 60 6 Hilton Chicago 12 13 (8.2) 67 67 (0.7) 17.6 19.1 (150) 7 Hilton Orlando Bonnet Creek 30 26 15.4 73 68 8.4 41.2 38.6 260 8 Parc 55 San Francisco - a Hilton Hotel 17 15 13.5 52 49 5.6 32.6 30.3 230 9 Waldorf Astoria Orlando 13 12 8.0 42 40 4.7 31.7 30.8 90 10 Casa Marina, A Waldorf Astoria Resort 13 13 7.2 30 29 4.2 Sub-total Top 10 Hotels $271 $252 7.5% $862 $828 4.0% 31.5% 30.5% 100 bps Top 11-25 Hotels(3) $85 $87 (0.7)% $309 $327 (6.4)% 27.7% 26.1% 160 bps Sub-total Top 25 Hotels $357 $339 5.4% $1,171 $1,156 1.0% 30.5% 29.2% 130 bps All Other Consolidated Hotels(3) $45 $55 (14.2)% $194 $233 (17.3)% 23.8% 22.1% 170 bps Total Consolidated Portfolio $402 $394 2.7% $1,365 $1,388 (2.0)% 29.5% 28.0% 150 bps

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon

Acquisitions and Dispositions Dispositions Hotels were sold as a portfolio. The unconsolidated hotel was sold for a total sales price of approximately $350 million, of which $140 million represents Park’s pro rata share. Hotel Location Month Sold Room Count Sales Price Hilton Rotterdam Rotterdam, Netherlands January 2018 254 $ 62.2 254 62.2 Embassy Suites Portfolio(1) Embassy Suites by Hilton Kansas City Overland Park Overland Park, Kansas February 2018 199 25.0 Embassy Suites by Hilton San Rafael Marin County San Rafael, California February 2018 236 37.9 Embassy Suites by Hilton Atlanta Perimeter Center Atlanta, Georgia February 2018 241 32.9 676 95.8 UK Portfolio(1) Hilton Blackpool Blackpool, United Kingdom February 2018 278 N/A Hilton Belfast Belfast, United Kingdom February 2018 198 N/A Hilton London Angel Islington London, United Kingdom February 2018 188 N/A Hilton Edinburgh Grosvenor Edinburgh, United Kingdom February 2018 184 N/A Hilton Coylumbridge Aviemore, United Kingdom February 2018 175 N/A Hilton Bath City Bath, United Kingdom February 2018 173 N/A Hilton Milton Keynes Milton Keynes, United Kingdom February 2018 138 N/A 1,334 188.5 Hilton Durban Durban, South Africa February 2018 328 32.5 Hilton Berlin(2) Berlin, Germany May 2018 601 140.0 929 172.5 Total 3,193 $ 519.0

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary Fixed and Variable Rate Debt (1)Calculated on a weighted average basis. (2)$1 billion available. (3)Assumes the exercise of all extensions that are exercisable solely at Park’s option. (4)Excludes $234 million of Park’s share of debt of its unconsolidated joint ventures. (unaudited, dollars in millions) Debt Collateral Interest Rate Maturity Date As of June 30, 2018 Fixed Rate Debt Mortgage loan DoubleTree Hotel Spokane City Center 3.55% October 2020 $ 12 Commercial mortgage-backed securities loan Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel 4.11% November 2023 725 Commercial mortgage-backed securities loan Hilton Hawaiian Village Waikiki Beach Resort 4.20% November 2026 1,275 Mortgage loan Hilton Santa Barbara Beachfront Resort 4.17% December 2026 165 Capital lease obligations 3.07% 2021 to 2022 1 Total Fixed Rate Debt 4.16%(1) 2,178 Variable Rate Debt Revolving credit facility(2) Unsecured L + 1.60% December 2021(3) — Term loan Unsecured L + 1.55% December 2021 750 Mortgage loan DoubleTree Hotel Ontario Airport L + 2.25% May 2022(3) 30 Total Variable Rate Debt 3.67%(1) 780 Less: unamortized deferred financing costs and discount (11) Total Debt(4) 4.03%(1) $ 2,947

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITS that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition expense related to the Company’s establishment as an independent, publicly traded company; Transaction expense associated with the potential disposition of hotels or acquisition of a business; Severance expense; Share-based compensation expense; Casualty losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its consolidated hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 46 hotels that are consolidated as of June 30, 2018, 44 hotels have been classified as comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 to HGV timeshare units, and due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption in 2018, the results from these properties were excluded from comparable hotels. The Company’s comparable hotels also exclude the 12 consolidated hotels that were sold in January and February 2018. Refer to Slide 30: “Acquisitions and Dispositions” for additional information.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted to reflect the effects of hotels disposed of during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com David Katz Jefferies (212) 323-3355 dkatz@jefferies.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com